DEBT	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
DEBT
DEBT

($000s)	2017	2016
Credit Facilities - current	$—	$19,143
Credit Facilities - non-current	52,066	—
Convertible Debentures (liability component)	39,426	37,420
Senior Notes (due on May 15, 2020)	305,409	324,691
Debt	$396,901	$381,254

Credit Facilities
At December 31, 2017, the Company had $52.1 million outstanding under its $120 million syndicated revolving credit facilities (the “Credit Facilities”) at a weighted average interest rate of 4.45%. In addition, total outstanding letters of credit were $13 million.The Credit Facilities are available on an extendible revolving term basis and consist of a $25 million operating facility and a $95 million syndicated facility. The Credit Facilities have an initial term of one year and are extendible annually at the option of the Company, subject to lender approval, with a one year term-out period if not renewed. Availability under the Credit Facilities is subject to a borrowing base test, which is subject to redetermination in May and November of each year. The Credit Facilities mature on May 31, 2019, if not renewed. The Company completed its most recent semi-annual borrowing base redetermination in November 2017.
For the year ended December 31, 2017, the amounts borrowed under the Credit Facilities bear interest at a floating rate based on the applicable Canadian prime rate, U.S. base rate, CDOR rate or LIBOR margin rate, plus between 1.00% to 3.50%, depending on the type of borrowing and the Company’s Senior Debt to Bank EBITDA ratio (defined below). A standby fee is charged between 0.50% and 0.875% on the undrawn portion of the Credit Facilities, depending on the Company’s Senior Debt to Bank EBITDA ratio (defined below). The Credit Facilities are secured by a $1.0 billion debenture containing a first ranking charge and security interest. The Company has provided a negative pledge and undertaking to provide fixed charges over its properties in certain circumstances.
Convertible Debentures
At December 31, 2017 Bellatrix had outstanding $50 million of 6.75% convertible unsecured subordinated debentures (the “Convertible Debentures”). The Convertible Debentures are governed by the terms of an indenture dated August 9, 2016 between the Company and Computershare Trust Company of Canada (the “Debenture Indenture”). The Convertible Debentures bear interest at a rate of 6.75% per annum, payable semiannually in arrears on September 30 and March 31 of each year. The maturity date of the Convertible Debentures is September 30, 2021 (the “Debenture Maturity Date”). Each $1,000 principal amount of Convertible Debenture is convertible at the option of the holder into approximately 123.4568 common shares of Bellatrix (representing a conversion price of $8.10) on the earlier of: (i) the last business day prior to the Debenture Maturity Date, (ii) the last business day immediately preceding any Redemption Date (as defined in the Debenture Indenture), and (iii) if called for repurchase pursuant to a mandatory repurchase as a result of a Change of Control (as defined in the Debenture Indenture) on the last business day preceding the date of payment. The Convertible Debentures are not redeemable prior to September 30, 2019, except in limited circumstances following a Change of Control. On and after September 30, 2019 and up to and including September 30, 2020, the Convertible Debentures may be redeemed in whole or in part from time to time at the Company’s option, on not more than 60 days and not less than 30 days prior written notice, at a price equal to their principal amount plus accrued and unpaid interest, provided that the volume weighted average trading price of the common shares on the TSX for the 20 consecutive trading days preceding the date on which the notice of redemption is given is not less than 125% of the conversion price. On or after September 30, 2020 and prior to the Debenture Maturity Date, the Convertible Debentures may be redeemed in whole or in part from time to time at the Company’s option, on not more than 60 days prior to the date fixed for redemption, at a price equal to their principal amount plus accrued and unpaid interest. The Convertible Debentures are direct, subordinated unsecured obligations of the Company, subordinated to the Credit Facilities, the Senior Notes and any other senior indebtedness.
On a redemption date or on the Debenture Maturity Date, as applicable, subject to required regulatory approvals and provided that no Event of Default (as defined in the Debenture Indenture) has occurred and is continuing, Bellatrix may, at its option, on not more than 60 days and not less than 40 days prior notice, elect to satisfy its obligation to repay, in whole or in part, the principal amount of the Convertible Debentures which are to be redeemed, or which will mature, by issuing and delivering freely tradable common shares of the Company to the holders of the Convertible Debentures. Payment for such Convertible Debentures, subject to the election, would be satisfied by delivering that number of common shares obtained by dividing the principal amount of the Convertible Debentures subject to the election which are to be redeemed, or which will mature, by 95% of the current market price of the common shares on such redemption date or Debenture Maturity Date, as applicable. Any accrued and unpaid interest will be paid in cash.

($000s)	Liability Component	Equity Component
Balance, December 31, 2015	$—	$—
Issuance of Convertible Debentures	$38,540	$11,460
Issue costs	$(1,842)	$(548)
Deferred income tax liability	$—	$(3,094)
Effective interest on Convertible Debentures	$722	$—
Balance, December 31, 2016	$37,420	$7,818
Effective interest on Convertible Debentures	2,006	—
Balance, December 31, 2017	$39,426	$7,818

Senior Notes
At December 31, 2017, the Company had outstanding US$250 million of 8.50% senior unsecured notes due May 15, 2020 (the “Senior Notes”). The Senior Notes are governed by the terms of an indenture dated May 21, 2015 between the Company and U.S. National Bank Association (the "Note Indenture"). Interest is payable on the Senior Notes semi-annually and the Senior Notes are redeemable at the Company's option, in whole or in part at specified redemption prices. The Senior Notes are redeemable at the following redemption prices (expressed as a percentage of the principal amount of the Senior Notes): May 15, 2017 to May 14, 2018 at 104.250%, May 15, 2018 to May 14, 2019 at 102.125%, May 15, 2019 and thereafter at 100.000%. The Senior Notes are carried at amortized cost, net of debt issuance costs of $7.7 million, which accrete up to the principal balance at maturity using the effective interest rate of 9.6%. The Senior Notes were initially recognized at fair value, net of debt issue costs, and have subsequently been carried at amortized cost.

($000s)	Amount
Balance, December 31, 2015	$332,024
Unrealized foreign exchange gain(1) (2)	(9,879)
Amortization of discount and debt issue costs	2,601
324,746
Debt issue costs	(55)
Balance, December 31, 2016	$324,691
Unrealized foreign exchange gain (3) (4)	(22,079)
Amortization of discount and debt issue costs	2,797
Balance, December 31, 2017	$305,409
(1) Exchange rate (CDN$/US$1.00) at December 31, 2016 was 1.3427.
(2) Amount does not include unrealized loss on foreign exchange contracts of $2.0 million.
(3) Exchange rate (CDN$/US$1.00) at December 31, 2017 was 1.2518.
(4) Amount does not include unrealized loss on foreign exchange contracts of $3.9 million.
Covenants
At December 31, 2017, the Credit Facilities contain a single financial covenant, which requires that the Company will not permit its ratio of outstanding Senior Debt to earnings before interest, taxes, depletion, depreciation and amortization (“Bank EBITDA”), as defined by the terms of the agreement governing the Credit Facilities (“Credit Agreement”) and adjusted for non-cash charges, for a trailing twelve month period to exceed a specified amount (the “Senior Debt Covenant”). Specifically, the Senior Debt Covenant requires that the Company maintain a Senior Debt to Bank EBITDA ratio of not more than 3.0 times (prior to the second quarter of 2017, the maximum Senior Debt to Bank EBITDA ratio was 3.5 times). The Company is in compliance with the covenant at December 31, 2017 as shown below.

	Covenant as at		Position at
	December 31, 2017		December 31, 2017
Credit Facilities – Senior Debt Covenant	Maximum Ratio
Senior Debt (1) to Bank EBITDA (2) for the last four fiscal quarters	3.00	x	1.22	x
(1) “Senior Debt” is defined as Consolidated Total Debt, including outstanding letters of credit, Credit Facilities, finance lease obligations, deferred lease inducements, deferred financing obligations, deferred capital obligations and net working capital deficiency. Excluded from the calculation is any unsecured or subordinated debt (Senior Notes and Convertible Debentures (liability component)), decommissioning liabilities, deferred gain and deferred tax liability. “Consolidated Total Debt” is defined as determined on a consolidated basis in accordance with GAAP and without duplication, all Debt of the Borrower. The Company’s calculation of Consolidated Total Debt excludes decommissioning liabilities and deferred tax liability. The calculation includes outstanding letters of credit, Credit Facilities, finance lease obligations, deferred lease inducements, deferred capital obligations, deferred financing obligations and net working capital deficiency (excess), calculated as working capital deficiency excluding current risk management contract assets and liabilities and current portion of decommissioning liability. Senior Debt at December 31, 2017 was $104.0 million.
(2) “Bank EBITDA” refers to earnings before interest, taxes, depletion, depreciation, amortization and other non-cash charges. Bank EBITDA is calculated based on terms and definitions set out in the agreement governing the credit facilities which adjusts net income for financing costs, certain specific unrealized and non-cash transactions, and acquisition and disposition activity and is calculated based on a trailing twelve month basis. Bank EBITDA for the trailing twelve months ended December 31, 2017 was $85.1 million.

The Senior Notes do not contain any maintenance financial covenants, but do contain covenants limiting the Company’s ability to incur additional indebtedness, including borrowings under the Credit Facilities, unless one of two alternative tests are satisfied. The first test applies to all future indebtedness and requires that, after giving effect to the incurrence of additional indebtedness, the Company’s fixed charge coverage ratio (which is the ratio of cash flow to fixed charges (both as defined in the Note Indenture) over the trailing four fiscal quarters) will be at least 2.25 to 1.0.
The second test allows the Company to incur additional indebtedness, irrespective of the fixed charge coverage ratio test, as long as the additional indebtedness is incurred under bank facilities (as defined in the Note Indenture, and which includes the Credit Facilities) and generally, the amount thereof is not more than, subject to certain exceptions, the greater of (i) $675 million, and (ii) 35% of adjusted consolidated net tangible assets, or ACNTA, plus $150 million. ACNTA is defined in the Note Indenture and is determined primarily by the value of discounted future net revenues from proved oil and natural gas reserves plus the capitalized cost attributable to the Company’s unevaluated properties. As a result, the Company can currently incur up to $675 million under bank facilities (which include the Credit Facilities) subject to the maximum borrowing base of the Credit Facilities, without reference to limitations that would otherwise apply due to the fixed charge coverage ratio test.

	Covenant as at		Position at
	December 31, 2017		December 31, 2017
Senior Notes – Incurrence Test	Minimum Ratio
Fixed charge coverage (1)	2.25	x	2.12	x
(1) Fixed charge coverage is computed as the ratio of fixed charges (as defined in the Note Indenture, fixed charges generally includes interest expense plus paid or accrued dividends, if any) to trailing twelve month cash flow (as defined in the Note Indenture, cash flow includes the net profit (loss) and adds back provision for taxes, fixed charges, depletion, and various other non-recurring expenses and charges). For the trailing twelve months ended December 31, 2017, fixed charges were $36.6 million and cash flow was $77.8 million.
As at December 31, 2017, the Company has the ability to offer to sell up to an additional $470.8 million in securities under its $500 million Shelf Prospectus, which expires on June 30, 2018.